UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 12, 2018

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Suite 1400
Bethesda, Maryland 20814
(Address of Principal Executive Offices)  (Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2018, DiamondRock Hospitality Company (the “Company”) announced the appointment of Jay Johnson, age 41, as the Company’s Executive Vice President and Chief Financial Officer, effective April 1, 2018.

Prior to joining the Company, Mr. Johnson served as Senior Vice President and Treasurer of Host Hotels & Resorts (NYSE: HST), a lodging real estate investment trust.  In this role, he was responsible for Host’s financing activities globally, including all capital raising, liability management, corporate liquidity, enterprise risk management and acquisition financing.  While at Host, he completed over $14 billion in debt and equity capital transactions in 12 countries and managed a balance sheet that encompassed over $5 billion of available debt capital.  Mr. Johnson served as a member of the senior management team and managed Host’s relationships with financial institutions, fixed income investors and ratings agencies.  He currently serves on the Real Estate Capital Policy Advisory Committee of The Real Estate Roundtable. Mr. Johnson received an MBA from Harvard Business School and a BA in economics from Morehouse College.

It is expected that Mr. Johnson will enter into a severance agreement with the Company on terms consistent with those in the severance agreements between the Company and its other executive vice presidents.

Item 7.01.             Regulation FD Disclosure

On March 12, 2018, the Company announced that Mr. Johnson was appointed Executive Vice President and Chief Financial Officer and that Briony Quinn was promoted to Senior Vice President and Treasurer.  Copies of the Company’s press releases relating to Mr. Johnson and Ms. Quinn are attached to this Current Report as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.  The press releases have also been posted in the investor relations/presentations section of the Company’s website at www.drhc.com.

The information in this Item 7.01 of this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing Appointment of Jay Johnson, dated March 12, 2018
99.2	Press Release Announcing Promotion of Briony Quinn, dated March 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: March 12, 2018	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary